UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 13, 2010
Date of Report (Date of earliest event reported)
US Natural Gas Corp
(Exact name of registrant as specified in its charter)

Florida	333-154799	26-2317506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 6th Street South, Suite 600 St. Petersburg, FL 33701

(Address of principal executive offices)

(727) 824-2800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On April 13, 2010 US Natural Gas Corp (the  “Company”) received approval from the Financial Industry Regulatory Authority, (also known as FINRA) recognizing the Company’s name change from Adventure Energy, Inc. to US Natural Gas Corp. and approving a corresponding change of the Company’s trading symbol from “ADVE” to “UNGS”.

The Company’s name change was approved by a majority of its shareholders on March 19, 2010 at a special meeting.

Attached as Exhibit 99.1 is a press release regarding the Company’s name change and symbol change.

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release Regarding the Company’s Name and Symbol Change

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Natural Gas Corp
Date: April 14, 2010	By:	/s/ Wayne Anderson
Wayne Anderson
President

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